FIRST AMENDMENT TO
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                       LIMITED LIABILITY COMPANY AGREEMENT
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                             OF SOCIETYPOOL.COM, LLC
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         This FIRST  AMENDMENT  TO LIMITED  LIABILITY  COMPANY  AGREEMENT  (this
"Agreement"),  dated  as of  June  26,  2000,  is  made by  Point  West  Capital
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Corporation,  as a Member of SocietyPool.com,  LLC, a Delaware limited liability company (the "Company").
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                                    RECITALS
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         A. Point West Capital  Corporation,  Paul G. Kahn,  Robert M. Janes and
Michael D. London have previously entered into that certain Limited Liability Company Agreement of SocietyPool.com, LLC, dated as of May 10, 2000 (the "Operating Agreement"), which is the limited liability company agreement for the
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Company; and

         B. Point West, as the holder of a Majority Voting Interest, desires to amend the Operating Agreement as more particularly set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), it is hereby agreed as follows:

Section 1.  Defined Terms.  Unless  otherwise  defined herein,  each capitalized
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term used herein has the meaning ascribed thereto in the Operating Agreement.

Section 2.  Amendment to the Operating  Agreement.  Notwithstanding  anything to
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the contrary  contained in the Operating  Agreement,  upon the  effectiveness of this Agreement in accordance with the terms and conditions hereof, Section 8.4 of the Operating Agreement is hereby deleted in its entirety and a new Section
8.4 substituted therefor as follows:

            8.4     Bank Accounts;  Contracts.  The  Manager shall  maintain the
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         funds of the Company in one or more  separate bank accounts in the name of the Company and shall not permit the funds of the Company to be commingled in any fashion with the funds of any other Person. The funds of the Company shall be deposited in such bank or other financial institution account or accounts, or invested in such interest-bearing or non-interest-bearing investments, as shall be designated by the Manager in investments that are at least rated investment grade by one nationally recognized statistical rating agency. All withdrawals from any such bank account(s) shall be made only by the Manager or by such Persons as are duly appointed by the Manager. The Chief Executive Officer of the Company shall establish the Company's initial bank
         account(s)   (into   which   Point  West  shall   deposit  any  Capital
         Contributions required to be made by it under Section 3.1.1) and shall require at least one signature of an officer of the Manager for any withdrawal, and such officers of the Company shall provide information about such account(s) to the Manager as the Manager shall require. Notwithstanding anything to the contrary contained herein or in any employment agreement entered into by the Company with any of its employees, any contract or other obligation involving an obligation on the part of the Company to pay or contract for services, to pay or guarantee indebtedness, to make investments or to provide services shall require at least one signature of an officer of the Manager.

Section 3.  Effectiveness  of Agreement.  This  Agreement,  which was previously
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delivered to all Members on June 23, 2000, became effective as of the date first written above.

Section 4.  Representations, Warranties and Covenants. Point West represents and
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warrants  that,  as of the date hereof and as of the date of its  execution  and delivery hereof, it is a Member holding a Majority Voting Interest.

Section 5.  General Provisions.
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         (a) Further  Assurances.  Point West shall perform any further acts and
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execute and deliver any additional documents that may be reasonably necessary to carry out the provisions of this Agreement.

         (b) Authority of Persons Signing  Agreement.  Point West represents and
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warrants that it is duly  authorized  to enter into this  Agreement and that the
Agreement is valid, binding and enforceable as to it.

         (c)  Parties in  Interest.  Except as  expressly  provided  in the Act,
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nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the Members and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any other Person to any party to this Agreement, nor shall any provision give any other Person any right of subrogation or action over or against any party to this Agreement.

         (d) Amendment of the Operating  Agreement.  Except as expressly amended
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and modified hereby, the Operating  Agreement shall remain unchanged and in full force and effect.

         (e)  Severability  of Provisions.  If any one or more of the provisions
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contained in this Agreement is held to be invalid,  illegal, or unenforceable in any respect, then such provision(s) shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (f) Successors and Assigns.  Subject to the provisions of the Operating
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Agreement,  this Agreement shall be binding on and shall inure to the benefit of the Members and the Company and their respective heirs, legal representatives, successors, and assigns.

         (j)  Arbitration;  Governing Law. THIS  AGREEMENT SHALL IN ALL RESPECTS
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BE SUBJECT TO SECTIONS  12.20  (ARBITRATION)  AND 12.21 (GOVERNING LAW) OF THE
OPERATING AGREEMENT.


                     Document continues with signature page.


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


         IN WITNESS WHEREOF, Point West, as a Member of the Company, has executed and delivered this Agreement as of the date first written above.

                                              POINT WEST CAPITAL CORPORATION

                                              By:     /s/ Alan B. Perper
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                                              Name:   Alan B. Perper
                                              Title:  President